UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 22, 2026

ZILLOW GROUP, INC.
(Exact name of registrant as specified in its charter)

Washington	001-36853	47-1645716
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 Second Avenue, Floor 36, Seattle, Washington		98101
(Address of principal executive offices)		(Zip Code)
(206) 470-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	ZG	The Nasdaq Global Select Market
Class C Capital Stock, par value $0.0001 per share	Z	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 7.01	Regulation FD Disclosure.
Zillow Group, Inc. (the “Company” or “Zillow”) today issued a press release relating to the matters described in Item 8.01 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 hereto.
In connection with these matters, the Company is reaffirming its third quarter, fourth quarter and full year 2026 financial outlook previously provided in its Shareholder Letter furnished as Exhibit 99.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 5, 2026.
The information in this Item 7.01 and Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.
On August 22, 2026, Zillow and Redfin Corporation (“Redfin”) entered into a stipulated final order for equitable relief (“Order”) with the Federal Trade Commission (the “FTC”) and the Attorneys General of the Commonwealth of Virginia and the States of Arizona, Connecticut, New York, and Washington (collectively, the “States”) that fully resolves the FTC’s and States’ previously disclosed antitrust litigation related to the partnership between Zillow and Redfin. The Order, which contains no admission of liability or wrongdoing by Zillow, will be filed today in the United States District Court for the Eastern District of Virginia and is subject to entry by the court.
Under the terms of the Order, the partnership between Zillow and Redfin will continue and the syndication of multifamily rental listings from Zillow to Redfin will remain intact through at least June 30, 2030, as provided in the existing agreement. Pursuant to the Order, the parties’ agreement was amended to, among other things, allow Zillow and Redfin to offer standalone multifamily advertising products in addition to the existing partnership. Zillow and Redfin will also pay the States an immaterial amount for reasonable fees and costs related to the litigation.
Forward-Looking Statements
This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Actual results may differ materially from those indicated by such forward-looking statements as a result of various factors, including those discussed in the “Risk Factors” section of Zillow Group’s most recent Annual Report on Form 10-K and in Zillow Group’s other filings with the SEC. The forward-looking statements contained in this Current Report on Form 8-K speak only as of the date hereof, and Zillow Group specifically disclaims any obligation to update these forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

99.1
Press release dated August 24, 2026 entitled “ Zillow Resolves Federal Trade Commission Lawsuit, Reaffirming Partnership with Redfin and Expanding Access to Even More Housing Options for Renters” issued by Zillow Group, Inc. on August 24, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Dated: August 24, 2026	ZILLOW GROUP, INC.

	By:	/s/ JENNIFER ROCK
	Name:	Jennifer Rock
	Title:	Chief Accounting Officer